Share Capital (Tables)	12 Months Ended
Oct. 31, 2025
Share Capital [Abstract]
Schedule of Fair Value and Weighted Average Assumptions	The fair value of the underwriters warrants was estimated using the Black-Scholes option pricing model assuming no expected dividends or forfeitures and the following weighted average assumptions:
Risk-free interest rate	1.43%
Expected life (in years)	5
Expected volatility	150%